As filed with the Securities and Exchange Commission on October 19, 1998


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 October 16, 1998



                        Exact name of Registrant as
        Commission      specified in its charter, address              State of      I.R.S. Employer
        File No.        of principal executive offices, telephone    Incorporation   Identification No.

        1-8349           FLORIDA PROGRESS CORPORATION                    Florida         59-2147112
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (813) 824-6400

        1-3274           FLORIDA POWER CORPORATION                       Florida          59-0247770
                         3201 34th Street South
                         St. Petersburg, Florida 33711
                         Telephone (813) 866-5151

The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events


         In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended September 30, 1998:

     Florida Progress issued an Investor News report and a media News Release, each dated October 16, 1998, to report an increase in its 1998 third-quarter earnings. A copy of the Investor News report and the media News Release are being filed herewith as Exhibits 99.(a) and 99.(b), respectively.

     The following litigation updates are also being reported:

     1.   Metropolitan Dade County ("Dade") and Montenay Power Corp.("Montenay")
          v. Florida Power Corporation, Circuit Court of the Eleventh Circuit for Dade County, Florida, Case No 96-09598-CA-30.

          Metropolitan Dade County and Montenay Power Corp. v. Florida Progress Corporation, Florida Power Corporation and Electric Fuels Corporation, U.S. District Court, Southern District, Miami Division, Florida, Case No 96-594-CIV-LENARD.

          In re: Petition for Declaratory Statement That Energy Payments Are Limited to Analysis of Avoided Unit's Contractually Specified Characteristics, Florida Public Service Commission, Docket No. 980283-EQ

          See prior discussion of this matter in the 1997 Form 10-K, Item 3, paragraph 2, the first quarter 1998 Form 10-Q, Part 2, Item 1, paragraph 2 and the second quarter 1998 Form 10-Q, Part 2, Item 1, paragraph 3. On September 14, 1998 the Judge affirmed the order granting Florida Power's Motion for Summary Judgment. On October 6, 1998, the FPSC denied the Florida Power Motion for Declaratory Statement.

      2. NCP Lake Power, Inc. ("Lake") v. Florida Power Corporation, Florida Circuit Court, Fifth Judicial Circuit for Lake County, Case No. 9402354-CA-01

          In re: Petition for Expedited Approval of Settlement Agreement With Lake Cogen, Ltd., Public Service Commission, Docket No. 961477-EQ

          In re: Petition for Declaratory Statement Regarding the Negotiated Contract for Purchase of Firm Capacity and Energy between Florida Power Corporation and Lake Cogen, Ltd., Florida Public Service Commission, Docket No. 980509-EQ.

          See prior discussion of this matter in the 1997 Form 10-K, Item 3, paragraph 3, and the first quarter 1998 Form 10-Q, Part 2, Item 1, paragraph 3. On April 9, 1998, Florida Power filed a petition with the FPSC for a Declaratory Statement. Florida Power is seeking a determination that energy payments due pursuant to the negotiated contract are limited to amounts derived from an analysis of avoided costs, based exclusively upon the contractually specified characteristics. On October 6, 1998 the FPSC denied the petition.

          In the Circuit Court action, a pre-trial conference was held on October 1, 1998 and Court mandated mediation was conducted on October 6, with the parties reaching impasse. The bench trial is scheduled to begin on November 2, 1998.

Item 7.  Financial Statements and Exhibits

          (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)  Description of Exhibit

99.(a) Florida Progress Investor News report dated October 16, 1998 reporting an increase in 1998 third-quarter earnings.

99.(b) Florida Progress media News Release dated October 16, 1998 reporting an increase in 1998 third-quarter earnings.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of the undersigned on behalf of each listed company shall be deemed to relate only to matters having reference to such company.


                                            FLORIDA PROGRESS CORPORATION

                                            FLORIDA POWER CORPORATION

                                               /s/ Pamela A. Saari
                                         By:____________________________
                                                  Pamela A. Saari
                                         Treasurer of each Registrant



Date: October 16, 1998

                                 EXHIBIT INDEX


Exhibit No.         Description of Exhibit

99.(a) Florida Progress Investor News report dated October 16, 1998 reporting an increase in 1998 third-quarter earnings.

99.(b) Florida Progress media News Release dated October 16, 1998 reporting an increase in 1998 third-quarter earnings.

                                  4